UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2010 (December 21, 2010)

CardioGenics Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry Into Material Definitive Agreement

Item 9.01 Exhibits

SIGNATURE

Item 1.01 – Entry Into Material Definitive Agreement

On March 23rd, 2010, CardioGenics Holdings Inc., a Nevada corporation (the “Company”) and Chandra Panchal, a former director of the Company (the “Panchal”), entered into a lock-up agreement (the “Lock-Up Agreement”) pursuant to which Panchal agreed to lock-up until September 22, 2011 125,742 shares of the Company’s common stock owned by Panchal, in accordance with the terms of the Lock-Up Agreement.

On December 21, 2010 the Company and Panchal entered into a letter agreement pursuant to which they agreed to terminate the Lock-Up Agreement, effective as of the date of the letter agreement (the “Letter Agreement”)

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement filed as Exhibit 10.1

Item 9.01 Exhibits.

Index to Exhibits

10.1	Letter Agreement dated December 21, 2010 entered into between CardioGenics Holdings Inc. and Chandra Panchal

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENICS HOLDINGS INC.

By:	/s/ Yahia Gawad
	Name:	Yahia Gawad
	Title:	Chief Executive Officer

Dated: December 22, 2010